UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2018

GETTY REALTY CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-13777	11-3412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza, Suite 110, Jericho, New York	11753-1681
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 478-5400

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 9, 2018, Getty Realty Corp. (the “Company”) entered into a Distribution Agreement (the “Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., RBC Capital Markets, LLC, BTIG, LLC, Capital One Securities, Inc. and JMP Securities LLC (collectively the “Agents”). Pursuant to the terms of the Agreement, the Company may issue and sell, from time to time, through the Agents, acting as the Company’s sales agents, or directly to the Agents, acting as principal, shares of the Company’s common stock, par value $0.01 per share, having an aggregate sales price of up to $125,000,000 (the “Shares”). Sales of the Shares, if any, would be made in transactions that are deemed to be at-the-market offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or as otherwise agreed to with the applicable Agent. The Company will pay the applicable Agent a commission of up to 2.0% of the gross sales price of the Shares sold through it as agent under the Agreement and will reimburse the Agents for certain customary expenses incurred in connection with their services under the Agreement.

Affiliates of the Agents are lenders under our revolving credit facility and, in connection with their participation in the credit facility, receive customary fees. In addition, to the extent that we use any of the net proceeds from sales of the Shares to reduce borrowings outstanding under our credit agreement, such affiliates will receive their proportionate share of such repayment.

The Company is not obligated to sell and the Agents are not obligated to buy or sell any Shares under the Agreement. No assurance can be given that the Company will sell any Shares under the Agreement, or, if it does, as to the price or amount of Shares that it sells, or the dates on which such sales will take place. The Shares will be offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-221836) (the “Registration Statement”), which became effective on January 12, 2018. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the Shares.

The foregoing description of certain terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein. A copy of the opinion of DLA Piper LLP (US), relating to the legality of the Shares, is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement. A copy of the opinion of DLA Piper LLP (US), regarding tax matters, is filed as Exhibit 8.1 hereto and is incorporated by reference into the Registration Statement.

Item 8.01.	Other Events.

On March 9, 2018, the Company announced the commencement of the program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the proposed offering of shares and the use of proceeds therefrom, and can be identified by the use of words such as “believes,” “expects,” “seeks,” “plans,” “projects,” “estimates,” “anticipates,” “predicts” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” These forward-looking statements represent the Company’s expectations and beliefs concerning future events, and no assurance can be given that the future results described herein will be achieved. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the Company. The factors and assumptions upon which any forward-looking statements herein are based are subject to risks and uncertainties that include, among others, the risks associated with the offering, the risk factors set forth in the Company’s most recent Annual Report on Form 10-K and in subsequent reports filed with the SEC, and other factors over which it has little or no control. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except for our ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit Number	Description

1.1

Distribution Agreement by and among Getty Realty Corp., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., RBC Capital Markets, LLC, BTIG, LLC, Capital One Securities, Inc. and JMP Securities LLC, dated March 9, 2018.

5.1	Opinion of DLA Piper LLP (US) regarding legality of the Shares.

Exhibit Number	Description
8.1	Opinion of DLA Piper LLP (US) regarding certain tax matters.
23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).
23.2	Consent of DLA Piper LLP (US) (included in Exhibit 8.1).
99.1	Press Release, dated March 9, 2018, issued by Getty Realty Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GETTY REALTY CORP.

Date: March 9, 2018	By:	/s/ Danion Fielding
Danion Fielding
Vice President, Chief
Financial Officer and Treasurer